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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
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     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): July 6, 2006 (June 28, 2006)


                          BROOKMOUNT EXPLORATIONS INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Nevada                          001-32181                    98-0201259
-----------------------        ---------------------         -------------------
(State of Incorporation)       (Commission File No.)          (IRS Employer
                                                             Identification No.)


              999 Canada Place, Suite 404, Vancouver, B.C. V6C 3E2
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                (604) 676 - 5244
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                (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange
     Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

     Item 1.02 Termination Of A Material Definitive Agreement.


On June 28, 2006, Brookmount Explorations, Inc. ("we," "us," or the "Company") terminated our agreement with our transfer agent, West Coast Stock Transfer, of Vancouver, British Columbia. We elected to take this action, among other things, in order to reduce certain general and administrative expenditures in order that we may focus more resources toward developing our mining properties. We incurred no penalties or costs associated with this termination. Effective June 28, 2006, we will handle all transfer agent functions and responsibilities. All correspondence should be directed to our Chief Operating Officer, Zaf Sungur, at the Company's headquarters, 999 Canada Place, Suite 404, Vancouver, B.C. V6C 3E2, phone (604) 676-5244.


SECTION 7 - REGULATION FD

     Item 7.01 Regulation FD Disclosure.

On June 28, 2006, Brookmount Explorations, Inc. ("we," "us," or the "Company") terminated our agreement with our transfer agent, West Coast Stock Transfer, of Vancouver, British Columbia. Effective June 28, 2006, we will handle all transfer agent functions and responsibilities. All correspondence should be directed to our Chief Operating Officer, Zaf Sungur, at the Company's headquarters, 999 Canada Place, Suite 404, Vancouver, B.C. V6C 3E2, phone (604) 676-5244.


SECTION 8 - OTHER EVENTS

     Item 8.01 Other Events.

On June 28, 2006, Brookmount Explorations, Inc. ("we," "us," or the "Company") terminated our agreement with our transfer agent, West Coast Stock Transfer, of Vancouver, British Columbia. Effective June 28, 2006, we will handle all transfer agent functions and responsibilities. All correspondence should be directed to our Chief Operating Officer, Zaf Sungur, at the Company's headquarters, 999 Canada Place, Suite 404, Vancouver, B.C. V6C 3E2, phone (604) 676-5244.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

     Item 9.01    Financial Statements And Exhibits.

         (d) Exhibits

                  None.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.


Dated:  July 6, 2006                                BROOKMOUNT EXPLORATIONS INC.


                                                    By:      /s/ Zaf Sungur
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